                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 19, 2003
        -----------------------------------------------------------------


                        Generex Biotechnology Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                 Delaware               000-25169         82-049021
       ----------------------------- --------------- --------------------
       (State or other jurisdiction    (Commission      (IRS Employer
            of Incorporation)          File Number)   Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
         ---------------------------------------------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

On March 19, 2003, Generex Biotechnology Corporation (the "Company") announced that John P. Barratt was elected as a member of the Board of Directors of the Company. Mr. Barratt's biography is contained in the press released attached as
Exhibit 99.1. Mr. Barratt replaces Dr. Michael Hawke, who resigned on March 13, 2003.

The press release announcing Mr. Barratt's election, dated March 19, 2003, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits
(c) Exhibits


Exhibit
Number                      Description

 99.1       Press Release dated March 19, 2003.

                                        2

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        GENEREX BIOTECHNOLOGY CORPORATION



Dated: March 20, 2003                        By: /s/ Rose C. Perri
                                             ---------------------
                                                 Rose C. Perri
                                                 Chief Operating Officer
                                                 (principal financial officer)



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Exhibit 99.1


Generex Biotechnology Corporation (ticker: GNBT, exchange: NASDAQ) News Release
- 19-Mar-2003

--------------------------------------------------------------------------------
                  John Barratt Joins Generex Board of Directors


TORONTO, Mar 19, 2003 /PRNewswire-FirstCall via COMTEX/ -- Generex Biotechnology Corporation (Nasdaq: GNBT), a leader in the area of drug delivery for absorption by the mucous membranes of the mouth, announced today the appointment of John P. Barratt to its board of directors. Mr. Barratt, Chief Operating Officer of Beyond.com, based in Santa Clara, CA, replaces William M. Hawke, MD, who resigned from the board. As an outside director, Mr. Barratt will serve on the audit and compensation committees of the board of directors.

"John Barratt brings extensive corporate finance, strategic business development and legal affairs experience to our Board, which will benefit Generex's effort to bring our initial drug delivery applications to the healthcare market. We wish to thank Dr. Hawke for his many years of service on our board," said Generex CEO and President Anna Gluskin.

Prior to joining Beyond.com in 2000, Mr. Barratt served as partner-in-residence from January 1996 to September 2000 for the Quorum Group of Companies, an international investment partnership specializing in providing debt and equity capital to the emerging high growth technology sector. From 1988 to December 1995, Mr. Barratt was Executive Vice President and Chief Operating Officer of Coscan Development Corporation. He previously held a number of senior-level management positions, including Deputy Chief Executive of Lloyds Bank Canada.

Mr. Barratt also currently serves as a director of GLP NT Corporation and BNN Split Corporation. He holds a Bachelor of Commerce and Business Administration, Finance and Marketing from the University of British Columbia and completed the Sloan School of Management's senior program at the Massachusetts Institute of Technology.

About Generex

Generex is engaged in the research and development of drug delivery systems and technology. To date, it has focused on developing a platform technology for the buccal delivery -- delivery to the oral cavity for absorption through the inner mouth mucosa -- of drugs that historically have been administered only by injection. Generex's buccal delivery technology has application to a large number of drugs.

This release and oral statements made from time to time by Generex representatives concerning the same subject matter may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by introductory words such as "expects," "plans," "intends," "believes," "will," "estimates," "forecasts," "projects" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

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SOURCE Generex Biotechnology Corporation

CONTACT:
Shayne Gilliat of Generex Biotechnology Corp., +1-416-364-2551, info@generex.com; or Sylvia A. Dresner of VMW Corporate & Investor Relations, +1-212-616-6161, info@vmwcom.com, for Generex Biotechnology Corporation(GNBT)